                             FUND OPERATING EXPENSES
                   THE SEVEN SEAS SERIES EMERGING MARKETS FUND

Note 2 below and the following table have been restated to reflect current fees and the Adviser's decision to change its reimbursement agreement. Effective November 1, 1995, the Adviser will reimburse the Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis, rather than 1.50% of average daily net assets on an annual basis.

The purpose of the table is to assist the investor in understanding the various costs and expenses that an investor in the Emerging Markets Fund will incur directly or indirectly. The examples provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For additional information, see Prospectus Section -- "General Management."

SHAREHOLDER TRANSACTION EXPENSES:
---------------------------------
     Sales Load Imposed on Purchases                             None
     Sales Load Imposed on Reinvested Dividends                  None
     Deferred Sales Load                                         None
     Redemption Fees                                             None
     Exchange Fee                                                None

ANNUAL FUND OPERATING EXPENSES:
-------------------------------
(as a percentage of average daily net assets)
     Advisory Fees                                          .75%
     12b-1 Fees(1)                                          .25

     Other Expenses:
          Administrative Fees                          .06%
          Custodian Fees                               .60
          Other Fees and Expenses                      .24
                                                       ---
               Total Other Expenses                         .90
                                                            ---

     Total Operating Expenses Before Reimbursement          1.90
          Expense Reimbursement From Adviser(2)             (.65)
                                                            -----
     Total Operating Expenses After Reimbursement(3)        1.25%
                                                            -----
                                                            -----

     EXAMPLES:                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
     --------                           ------    -------   -------   --------

     You would pay the following
     expenses on a $1,000
     investment, assuming (i) 5%
     annual return and (ii) redemption
     at the end of each time period:      $13       $40       $69       $151
                                          ---       ---       ---       ----
                                          ---       ---       ---       ----
----------------------

(1) Rule 12b-1 fees may include expenses paid for shareholder servicing activities.

(2) Effective through October 31, 1995, Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.50% of average daily net assets on an annual basis. Effective November 1, 1995, the Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.25% of average daily net assets on an annual basis. This agreement will remain in effect until further notice but is anticipated to be in effect for the current fiscal year.

(3) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc.

                                              Filed pursuant to Rule 497(c)
                                              File Nos. 33-19229; 811-5430

                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110
                                 (617) 654-6089

                              EMERGING MARKETS FUND


     The Seven Seas Series Fund is a series mutual fund. This Prospectus describes and offers shares of beneficial interest in one such portfolio, The Seven Seas Series Emerging Markets Fund (referred to in this Prospectus as the "Emerging Markets Fund" or the "Fund"). The Emerging Markets Fund seeks to provide maximum total return by investing primarily in securities of foreign issuers.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 25, 1994. The Statement of Additional Information is incorporated herein by reference and is available without charge from the Distributor at its address noted below or by calling (617) 654-6089.

   Investment Adviser, Custodian
      and Transfer Agent:                       Distributor:                       Administrator:

   State Street Bank and Trust         Russell Fund Distributors, Inc.        Frank Russell Investment
             Company                  Two International Place, 35th Fl.          Management Company
       225 Franklin Street              Boston, Massachusetts  02110                909 A Street
   Boston, Massachusetts 02110                 (617) 654-6089                 Tacoma, Washington  98402
         (617) 654-4721                                                            (206) 627-7001


                       PROSPECTUS DATED NOVEMBER 25, 1994

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Fund Operating Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .   3

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

The Seven Seas Series Fund . . . . . . . . . . . . . . . . . . . . . . . .   5

Manner of Offering . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

Investment Objective, Policies and Restrictions. . . . . . . . . . . . . .   5

Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

Dividends and Distributions. . . . . . . . . . . . . . . . . . . . . . . .  12

Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

Valuation of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . . .  15

Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .  16

Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . .  18

General Management . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

Performance Calculations . . . . . . . . . . . . . . . . . . . . . . . . .  22

Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . .  23

                             FUND OPERATING EXPENSES
                   THE SEVEN SEAS SERIES EMERGING MARKETS FUND

The purpose of the table is to assist the investor in understanding the various costs and expenses that an investor in the Emerging Markets Fund will incur directly or indirectly. The examples provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For additional information, see Prospectus Section -- "General Management."


Shareholder Transaction Expenses:
  Sales Load Imposed on Purchases                                                              None
  Sales Load Imposed on Reinvested Dividends                                                   None
  Deferred Sales Load                                                                          None
  Redemption Fees                                                                              None
  Exchange Fee                                                                                 None

Annual Fund Operating Expenses:
(as a percentage of average daily net assets)
  Advisory Fees                                                                                .75
  12b-1 Fees(1, 2)                                                                             .25

  Other Expenses:(2)
    Administrative Fees                                               .06%
    Custodian Fees                                                    .41
    Other Fees and Expenses                                           .14
                                                                      ---
      Total Other Expenses                                                                     .61
                                                                                               ---

  Total Operating Expenses Before Reimbursement                                               1.61
    Expense Reimbursement From Adviser(3)                                                     (.11)
                                                                                             ------

  Total Operating Expenses After Reimbursement4                                               1.50%
                                                                                              -----
                                                                                              -----

  Examples:                                      1 year        3 years
  --------                                       ------        -------
  You would pay the following
  expenses on a $1,000
  investment, assuming (i) 5%
  annual return and (ii) redemption
  at the end of each time period:                   $15            $47
                                                    ---            ---
                                                    ---            ---
--------------------
1    Rule 12b-1 fees may include expenses paid for shareholder servicing activities.
2    The ratios for "12b-1 fees" and "other expenses" are based on estimated amounts for the current fiscal year with expected annual average net assets of $50 million.
3    Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.50% of average daily net assets on an annual basis.  This agreement will remain in effect until further notice.
4    Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary.  Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS
                   THE SEVEN SEAS SERIES EMERGING MARKETS FUND

The following table includes selected data for a share outstanding throughout the fiscal period ended August 31, and other performance information derived from the financial statements.

More detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated August 31, 1994 which may be obtained without charge by writing or calling the Distributor.


                                                1994++
                                                ------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $     10.00
                                               -----------

INCOME FROM INVESTMENT
  OPERATIONS:
   Net investment income                               .05

   Net realized and unrealized gain
     on investments                                   1.40
                                               -----------

   Total From Investment Operations                   1.45
                                               -----------

NET ASSET VALUE, END OF PERIOD                 $     11.45
                                               -----------
                                               -----------


TOTAL RETURN (%)(a)                                  14.50

RATIOS (%)/SUPPLEMENTAL DATA:
   Operating expenses, net, to average
     daily net assets(b)(c)(d)                        1.50
   Net investment income to average
     daily net assets(c)                              1.31
   Portfolio turnover                                   --
   Net assets, end of period
           ($000 omitted)                           27,479

--------------------
++   For the period March 1, 1994 (commencement of operations) to August 31,
     1994.
(a)  Periods less than one year are not annualized.
(b)  For the period March 1, 1994 (commencement of operations) to August 31,
     1994, the Administrator and Custodian waived a portion of their fees amounting to $.0004 and $.0126 per share, respectively.  Additionally, the
     Adviser reimbursed expenses amounting to $.0204 per share.
(c)  Annualized.
(d)  Operating expense ratio before any waivers and reimbursements amounted to
     2.45% on an annualized basis.

                           THE SEVEN SEAS SERIES FUND

     The Seven Seas Series Fund (the "Investment Company") is an open-end management investment company that is organized and operates as a Massachusetts business trust under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series mutual fund," the Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, the Investment Company offers shares in one such portfolio, The Seven Seas Series Emerging Markets Fund.



                               MANNER OF OFFERING

     DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., the Investment Company's distributor, to US or foreign institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its 12b-1 plan. See "General Management -- Distribution Services."

     MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. A shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

     The Emerging Market Fund's investment objective is to provide maximum total return, primarily through capital appreciation by investing primarily in securities of foreign issuers.

     To the extent permitted under the 1940 Act and exemptive rules and orders thereunder, the Fund may seek to achieve its investment objective by investing solely in the shares of another investment company that has a similar objective. This investment strategy will not be pursued without the approval of the Fund's shareholders, if such approval is required under applicable law.

INVESTMENT POLICIES

     The investment policies described below reflect the Fund's current practices and are not fundamental. Investment policies may be changed by the Board of Trustees of Investment Company without shareholder approval. To the extent consistent with the Fund's fundamental investment objective and restrictions the Fund may invest in the following instruments and may use the following investment techniques:

     EMERGING MARKETS. Under normal circumstances, the Fund will invest primarily in equity securities issued by companies domiciled, or doing a substantial portion of their business, in countries determined by the Fund's Adviser to have a developing or emerging economy or securities market. The Fund will diversify investments across many countries (typically at least 10) in order to reduce the volatility associated with specific markets. The countries in which the Fund invests will be expanded over time as the stock markets in other countries evolve and in countries for which subcustodian arrangements are approved by the Fund's Board of Trustees. Nearly all of the Fund's assets will be invested in these countries (i.e., typically over 95%). Currently, the definition of an emerging market is that gross domestic product per capita is less than $8,000 per year. However, due to the status of a country's stock market, the country may still qualify as an emerging market even if it exceeds this amount. In determining securities in which to invest, the Adviser will evaluate the countries' economic and political climates and take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation, and interest rates. Liquidity and transaction costs will also be considered.

     EQUITY SECURITIES. The Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries on developed or emerging markets. The Fund's equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. Risks associated with investment in foreign companies are noted under "Risk Factors -- Emerging Markets." The risks associated with investment in securities issued by foreign governments and companies are described below under "Foreign Government Securities."

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities of foreign or domestic issues. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

     SECURITIES WARRANTS. The Fund may invest up to 5% of its net assets in warrants of foreign or domestic issuers, including warrants that are not listed on a securities exchange. A warrant typically is a long term option issued by a corporation which generally gives the holder the privilege of buying a specified number of shares of the underlying common stock of the issuer at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

     SPECIAL SITUATIONS AND ILLIQUID SECURITIES. The Fund and the Adviser believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, "special situations") could enhance the Fund's capital appreciation potential. These investments are generally illiquid. The Fund will invest no more than 15% of its net assets in all types of illiquid securities or securities that are not readily marketable, including special situations. The Fund is not likely to hold illiquid securities initially. However, due to foreign ownership restrictions, the Fund may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade. The absence of a regular trading market for illiquid securities imposes additional risks on investment in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

     DEPOSITORY RECEIPTS. The Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar instruments available in emerging markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs, in registered form, are designed for use in the US securities markets, and EDRs are issued for trading primarily in European securities markets. ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. In general, there is a large liquid market in the US for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers are subject. For purposes of the Fund's investment policies, the Fund's investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

     DEBT SECURITIES. The Fund may also invest in debt securities, including instruments issued by emerging market companies, governments and their agencies. The Fund will primarily invest in equity securities as defined under the Securities Exchange Act of 1934 (including convertible debt securities). Other debt will typically represent less than 10% of the Fund's assets. The Fund is likely to purchase debt securities which are not investment grade debt, since much of the emerging market debt falls in this category. These securities are subject to market and credit risk. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." Please see the Statement of Additional Information for a description of securities ratings.

     FOREIGN GOVERNMENT SECURITIES. Foreign government securities which the Fund may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer. The Fund will not invest a material percentage of its assets in sovereign debt.

     FOREIGN CURRENCY. The Fund has authority to deal in forward foreign currency exchange contracts (including those involving the US dollar) as a hedge against possible variations in the exchange rate between various currencies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. The Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Adviser. Forward commitments generally provide a cost-effective way of defending against losses due to foreign currency depreciation in which the securities are denominated.

     In addition to the forward exchange contracts, the Fund may also purchase or sell listed or OTC foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Transactions involving forward exchange contracts and futures contracts and options thereon are subject to certain risks. Put and call options on currency may also be used to hedge against fluctuation in currency notes when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way. See "Risk Factors -- Futures Contracts and Options on Futures" for further discussion of the risks associated with such investment techniques.

     Certain differences exist among these hedging instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade of futures exchanges. The Fund will not speculate in foreign security or currency options or futures or related options.

     The Fund may not hedge its positions with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 10% of the value of its assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under these agreements, the Fund purchases securities from financial institutions that agree to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will enter into repurchase agreements only with financial institutions that Adviser determines are creditworthy. Should the parties to these transactions fail financially, the Fund may experience delays in realizing on the collateral securing the borrowers' obligations or loss of rights in such collateral. Further, any amounts realized upon the sale of collateral may be less than that necessary to fully compensate the Fund.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions."
Under reverse repurchase agreements, the Fund transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. Cash or liquid high quality debt obligations from a Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by Custodian on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. For hedging purposes, including protecting the price or interest rate of a security the Fund intends to buy, the Fund may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the stock index. Under such contracts, no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitment. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

INVESTMENT RESTRICTIONS

     The Fund's fundamental investment restrictions described below may be amended only with approval of the Fund's shareholders and, unless otherwise noted, apply at the time an investment is made. See the Statement of Additional Information for other investment restrictions. The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

     2. Borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds exceed 5% of its total assets.

     3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.


                                  RISK FACTORS

     FOREIGN SECURITIES. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding US companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to US companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable US companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the US, are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the US, and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

     EMERGING MARKETS. Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the US and in other developed countries. These risks include: (1) Volatile social, political and economic conditions can cause investments in emerging or developing markets exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. Because the Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar.
Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict the Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

     FOREIGN CURRENCY. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments. The Fund endeavors to buy and sell foreign currencies on favorable terms. Such price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in US dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. There are certain investment risks in using futures contracts and options as a hedging technique. Such risks may include: (1) the inability to close out a futures contract or option caused by the nonexistence of a liquid secondary market; and (2) an imperfect correlation between price movements of the futures contracts or option with price movements of the portfolio securities or securities index subject to the hedge.


                               PORTFOLIO TURNOVER

     The portfolio turnover rate cannot be predicted, but it is anticipated that the Fund's annual turnover rate generally will not exceed 50%. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund's performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. The Adviser's sell discipline for the Fund's investment in emerging market companies is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Adviser's assumed time horizon in those countries. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

     The Fund may effect portfolio transactions with or through State Street Brokerage Services, Inc., an affiliate of the Adviser, when the Adviser determines that the Fund will receive competitive execution, price and commissions.

                           DIVIDENDS AND DISTRIBUTIONS

     The Board of Trustees intends to declare and pay dividends annually from net investment income. The Board of Trustees intends to declare distributions annually from net capital gains, if any, generally in mid-October. An additional distribution may be declared and paid in December if required for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains.

     Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

     Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to the Transfer Agent.

     Any dividend or capital gain distribution paid by the Fund shortly after a purchase of shares will reduce the per share net asset value of the Fund by the amount of the dividend or distribution. In effect, the payment will represent a return of capital to the shareholder. However, the shareholder will be subject to taxes with respect to such dividend or distribution.


                                      TAXES

     The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended ("the Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

     Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares.

     The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

     Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

     The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on the sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold 31% of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

     The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

     FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

     If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant. Under US Treasury regulations issued in 1992 for PFICs, the Fund can elect to mark-to-market its PFIC holdings in lieu of paying taxes on gains or distributions therefrom. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

     Foreign shareholders should consult with their tax advisers as to if and how the federal income tax and its withholding requirements applies to them.

     If more than 50% in value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the "Foreign Election") that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, shareholders would include in their gross income both dividends received from the Fund and foreign income taxes paid by the Fund. Shareholders of the Fund would be entitled to treat the foreign income taxes withheld as a credit against their United States federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, shareholders could treat the foreign income taxes withheld as a deduction from gross income in computing taxable income rather than as a tax credit. It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that any particular shareholder will be eligible for the foreign tax credit.


                            VALUATION OF FUND SHARES

     NET ASSET VALUE PER SHARE. The net asset value per share is calculated on each business day as of the close of the regular trading session of the New York Stock Exchange (currently 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the current value of the Fund's assets, less its liabilities, by the number of shares of the Fund outstanding and rounding to the nearest cent.

     VALUATION OF FUND SECURITIES. With the exceptions noted below, the Fund values portfolio securities at fair market value. This generally means that equity and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed income securities traded principally over-the-counter and options are valued on the basis of the last reported bid price. Futures contracts are valued on the basis of the last reported sale price.

     Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Fixed income securities therefore may be valued using prices provided by a pricing service when such prices are determined by the Custodian to reflect the fair market value of such securities.

     International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of best bid or official bid, as determined by the relevant securities exchange. In the absence of a last sale or best or official bid price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities.

     Debt maturing within 60 days of the valuation date is valued at amortized cost. The amortized cost valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Fund values securities for which market quotations are not readily available at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.


                             PURCHASE OF FUND SHARES

     MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4 p.m. Eastern time to be effective on the date received. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent before the purchase order can be accepted. Purchase orders in good form are described below.

     ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form (the "Application") for each new account regardless of the investment method. The Fund will not permit redemptions until the completed form is on file. For additional information, copies of forms or questions, call the Transfer Agent at
(800) 647-7327, or write to the Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02107, Attention: The Seven Seas Series Emerging Markets Fund.

     FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as the Transfer Agent by:

     1. Telephoning State Street Bank and Trust Company at (800) 647-7327, and stating: (1) the investor's account registration, address and social security or tax identification number; (2) the amount being wired; (3) the name of the wiring bank; (4) the name and telephone number of the person at the wiring bank to be contacted in connection with the order; and (5) that the funds should be invested in The Seven Seas Series Emerging Markets Fund.

     2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Emerging Markets Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name in which the account is registered, the account number, and the name of the Fund in which to be invested.

     3. Completing the Application and forwarding it to the Transfer Agent at the above address.

     MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02107, Attention: The Seven Seas Series Emerging Markets Fund. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

     THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

     "IN-KIND" EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

     The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

     EXCHANGE PRIVILEGE. Subject to each Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by the Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02107, Attention: The Seven Seas Series Emerging Markets Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.

                            REDEMPTION OF FUND SHARES

     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will ordinarily be made in seven days and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although the Investment Company does not currently charge a fee for this service, the Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored.

     EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series Emerging Markets Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.

     MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02107, Attention: The Seven Seas Series Emerging Markets Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:

     1. A letter of instruction or a stock assignment stating that the shares are to be redeemed out of The Seven Seas Series Emerging Markets
          Fund and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

     2. Such other supporting legal documents, if required by applicable law or the Transfer Agent, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

     The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

     The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.


                               GENERAL MANAGEMENT

     The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

     ADVISORY AGREEMENT. The Investment Company employs State Street Bank and Trust Company ("State Street" or the "Adviser") to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $144 billion (US) under management as of September 30, 1994, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.

     The Adviser, subject to Board supervision, directs the investment of the Fund in accordance with the Fund's investment objective, policies and restrictions. Investment decisions regarding the Fund are made by committee, and no person is primarily responsible for making recommendations to that committee. For these services, the Fund pays the Adviser a fee, calculated daily and paid monthly, equal to .75% annually of the Fund's average daily net assets.

     The Glass-Steagall Act prohibits a depository state chartered bank such as the Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of the Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. The Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

     State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of them. As of November 9, 1994, State Street held of record 38% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

     ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company (the "Administrator") serves as administrator to the Fund. the Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $6.2 billion as of October 31, 1994, and acts as administrator to 17 mutual funds, including the Emerging Markets Fund, with assets of $6.1 billion as of October 31, 1994.

     Pursuant to the Administration Agreement with the Investment Company, the Administrator will: (1) supervise all aspects of the Fund's operations;
(2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Emerging Markets Fund pays the Administrator a fee that on an annual basis is equal to the following percentages of average aggregate daily net assets: $0 up to $500 million -- .07%; over $500 million to $1 billion -- .06%; over $1 billion to and including $1.5 billion -- .04%; and over $1.5 billion -- .03%. The percentage of the fee paid by the Emerging Markets Fund is equal to the percentage of average aggregate daily net assets that are attributable to the Fund. The Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. The fee paid to the Administrator will be less than an amount equal to the sum of certain distribution expenses incurred by the Fund's Distributor on behalf of the Fund, up to a maximum of 15% of the amount as determined in the fee calculation above.

     The Administrator also provides administrative services in connection with the registration of shares of the Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. The Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

     DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with the Investment Company, Russell Fund Distributors, Inc.

(the "Distributor"), a wholly owned subsidiary of the Administrator, serves as distributor for all Fund shares.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, the Distributor will be reimbursed in an amount up to
 .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including the Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

     Under the Plan, the Fund may also enter into agreements (the "Service Agreements") with financial institutions, which may include the Adviser (the "Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. The Service Organizations may receive from the Fund, for shareholder servicing, monthly fees at a rate that shall not exceed .20% per annum of the average daily net asset value of Fund shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

     The Investment Company has entered into Service Agreements with the Adviser and with Adviser's State Street Solutions area to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, the Investment Company pays the Adviser a fee in an amount that per annum is equal to .025% of the average daily value of all Fund shares held by or for customers of the Adviser and .175% of the average daily value of all Fund shares held by or for customers of Adviser's State Street Solutions area.

     Payments to the Distributor, as well as payments to the Service Organizations, are not permitted by the Plan to exceed .25% of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.


                                  FUND EXPENSES

     The Fund will pay all of its expenses other than those expressly assumed by the Adviser and the Administrator. The principal expenses of the Fund are the annual advisory fee payable to the Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) expense of issuing and redeeming Fund shares; (7) the cost of registering Fund shares under federal and state laws;
(8) shareholder meetings and related proxy solicitation expenses; (9) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with the Adviser or any of its affiliates; (10) insurance, interest, brokerage and litigation costs; (11) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the Investment Company's legal obligations to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (12) other expenses properly payable by the Fund.


                            PERFORMANCE CALCULATIONS

     From time to time the Fund may advertise its "total return." The "total return" of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund over one-, five-, and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividend and capital gains distributions.

     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Wall Street Journal Score Card or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

     Total return and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

     CUSTODIAN, ACCOUNTANTS AND REPORTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent (the "Transfer Agent") and custodian (the "Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is the Investment Company's independent accountants.

     REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by the Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling the Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling the Transfer Agent at (800) 647-7327.

     ORGANIZATION, CAPITALIZATION AND VOTING. The Investment Company was organized as a Massachusetts business trust on October 3, 1987.

     The Investment Company issues a single class of shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Emerging Markets Fund is one such series.

     Each Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on Fund assets as may be declared by the Board of Trustees. Shares of the Fund are fully paid and nonassessable by the Investment Company and have no preemptive rights.

     Each Fund share has one vote.  There are no cumulative voting rights.
There is no annual meeting of shareholders, but special meetings may be held.
On any matter which affects only a particular investment portfolio, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Investment Company shares. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by the holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

     The Investment Company does not issue share certificates for the Fund. The Transfer Agent sends shareholders statements concurrent with any transaction activity, confirming all investments in or redemptions from their accounts.
Each statement also sets forth the balance of shares held in the account.

                           THE SEVEN SEAS SERIES FUND
                       Two International Place, 35th Floor
                          Boston, Massachusetts  02110


INVESTMENT ADVISER, CUSTODIAN, AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110


ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109